MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST
                 MERRILL LYNCH CONNECTICUT MUNICIPAL BOND FUND

                   Supplement dated November 14, 2001 to the
          Statement of Additional Information dated November 14, 2001

     Appendix B "Economic and Financial Conditions in Connecticut" is amended by the addition of the following:

     On November 9, 2001, Connecticut issued an Official Statement that disclosed that the Comptroller of the State of Connecticut has estimated an operating deficit for the 2001-2002 fiscal year of $301,700,000 as of September 30, 2001. The Governor called a special session of the Connecticut General Assembly that commenced November 13, 2001 to respond to the State's projected deficit.

Code #19122-1101CT